Exhibit 99.1

ACM Research’s Operating Subsidiary ACM Research (Shanghai) Provides Backlog Data

FREMONT, Calif., Sept. 27, 2023 (GLOBE NEWSWIRE) – ACM Research, Inc. (“ACM”) (NASDAQ: ACMR), a leading supplier of wafer processing solutions for semiconductor and advanced wafer-level packaging applications, today announced that its operating subsidiary ACM Research (Shanghai), Inc. (“ACM Shanghai”) posted backlog figures for ACM Shanghai as of September 27, 2023 and September 30, 2022 on the Shanghai Stock Exchange website [link to China Disclosure].

Backlog

As of September 27, 2023 and September 30, 2022, ACM Shanghai’s total backlog amounted to RMB 6,795.8 million (USD $929.5 million), and RMB 4,644.2 million respectively. The total backlog figures include a mix of orders for tools that have been shipped but not yet recognized as revenue under Chinese generally accepted accounting principles (“Chinese GAAP”), and orders for tools expected to be shipped at a future date.

(RMB in millions)

Item	As of September 27, 2023	As of September 30, 2022	YoY Change (%)
Orders under contract	6,525.7	4,627.9	41.0%
Orders awarded by formal bidding process, pending official contract	270.1	16.3	1,554.6%
Total backlog	6,795.8	4,644.2	46.3%

Backlog is not a financial measure that is defined or recognized by Chinese GAAP or U.S. generally accepted accounting principles, and ACM Shanghai’s method for determining and calculating backlog, and the underlying assumptions, may not be comparable to the methodologies and assumptions used by other companies. Orders included in backlog may not actually generate the amounts of revenue estimated above.

All USD amounts above are for reference only and are translated using the September 26, 2023 Wall Street Journal closing exchange rate.

Reporting Dates

ACM Shanghai will release its full financial results for the nine months ended September 30, 2023 on October 27, 2023 after the market close in China, and on the same day ACM will report preliminary financial results for the nine months ended September 30, 2023 before the market open in the U.S.

ACM will release its full financial results for the third quarter of 2023 and conduct a corresponding conference call to discuss the results in early November 2023. The specific reporting date and details of the conference call will be released at a later date.

Forward-Looking Statements

Certain statements contained in this press release are not historical facts and may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “plans,” “expects,” “believes,” “anticipates,” “designed,” and similar words are intended to identify forward-looking statements. Forward-looking statements are based on ACM management’s current expectations and beliefs, and involve a number of risks and uncertainties that are difficult to predict and that could cause actual results to differ materially from those stated or implied by the forward-looking statements. A description of certain of these risks, uncertainties and other matters can be found in filings ACM makes with the U.S. Securities and Exchange Commission, all of which are available at www.sec.gov. Because forward-looking statements involve risks and uncertainties, actual results and events may differ materially from results and events currently expected by ACM. ACM undertakes no obligation to publicly update these forward-looking statements to reflect events or circumstances that occur after the date hereof or to reflect any change in its expectations with regard to these forward-looking statements or the occurrence of unanticipated events.

About ACM Research, Inc.

ACM develops, manufactures, and sells semiconductor process equipment for single-wafer or batch wet cleaning, electroplating, stress-free polishing and thermal processes that are critical to advanced semiconductor device manufacturing, as well as wafer-level packaging. ACM is committed to delivering customized, high performance, cost-effective process solutions that semiconductor manufacturers can use in numerous manufacturing steps to improve productivity and product yield. For more information, visit www.acmrcsh.com.

© ACM Research, Inc. The ACM Research logo is a trademark of ACM Research, Inc. For convenience, this trademark appears in this press release without a ™ symbol, but that practice does not mean that ACM will not assert, to the fullest extent under applicable law, its rights to such trademark.

For investor and media inquiries, please contact:

In the United States:	The Blueshirt Group
Yujia Zhai
+1 (860) 214-0809
yujia@blueshirtgroup.com

In China:	The Blueshirt Group Asia
Gary Dvorchak, CFA
gary@blueshirtgroup.com